EXHIBIT 24

POWERS OF ATTORNEY

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/John P. McConnell

John P. McConnell

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/Richard Welch

Richard Welch

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/John B. Blystone

John B. Blystone

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/John S. Christie

John S. Christie

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/William S. Dietrich

William S. Dietrich

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/Michael J. Endres

Michael J. Endres

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/Peter Karmanos, Jr.

Peter Karmanos, Jr.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/John R. Kasich

John R. Kasich

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/Carl A. Nelson, Jr.

Carl A. Nelson, Jr.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand May 21, 2005.

/s/Sidney Ribeau

Sidney A. Ribeau

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation (the “Company”), hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, her true and lawful attorneys-in-fact and agents, with full power to act without the other, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the Dietrich Industries, Inc. Salaried Employees’ Profit Sharing Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission, and with the New York Stock Exchange, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand May 21, 2005.

/s/Mary Schiavo

Mary Fackler Schiavo